Telos Corporation

                                              AUDIT COMMITTEE CHARTER

Purpose

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, or the public the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered subject to the Boards discretion to investigate financial matters brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain auditors for this purpose.

The Board shall review the adequacy of this Charter on an annual basis.

Membership

The Committee shall be comprised of not less than two members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the SEC.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities


     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to the Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards (`SAS') No. 61 (as amended from time to time).

o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61 (as amended from time to time); this review will occur prior to the Company's filing of the Form 10-Q.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o The Committee shall:

o request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

o discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and


o recommend that the Board take appropriate action to oversee the independence of the outside auditor.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.